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                                                                      EXHIBIT 32

                                  CERTIFICATION
                          PURSUANT TO 18 U.S.C. ss.1350

         In connection with the report on Form 10-Q of Janel World Trade, Ltd. for the first fiscal quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C.
Section 1350 that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: February 17, 2004                /s/ James N. Jannello
                                        -------------------------------------
                                        James N. Jannello, Executive Vice
                                        President and Chief Executive
                                        Officer

Dated: February 17, 2004                /s/ Stephan P. Cesarski
                                        -------------------------------------
                                        President and Chief Operating Officer


Dated: February 17, 2004                /s/ Linda Bieler
                                        -------------------------------------
                                        Controller and Chief Financial
                                        and Accounting Officer



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